[FRONT COVER]

Oppenheimer Main Street Income & Growth Fund
Annual Report August 31, 1996

[PICTURE OF GARDENING COUPLE]

                         "We want

                         high

                         long-term

                         growth

                         and current

                         income, too."



[LOGO] OppenheimerFunds(R)

News

Outstanding Total Return

Cumulative Total Return for the
5-Year Period Ended 8/31/96:

Oppenheimer Main Street
Income & Growth Fund
Class A (at net asset value)(1)

184.02%

Lipper Growth & Income
Funds Average(3)

80.49%

The Fund's Class A shares
are ranked **** among
1,650 (3-year) and 1,016
(5-year) equity funds for the
combined 3- and 5-year
period ended 8/31/96 by
Morningstar Mutual Funds.(4)

This Fund is for people who are looking for high total return, from both the potential for capital appreciation and current income.

How Your Fund Is Managed

Oppenheimer Main Street Income & Growth Fund offers long-term investors the opportunity for high total return. This strategy offers the potential for long-term growth plus the added advantage of income by investing in the stocks of fast-growing companies as well as income-producing stocks and bonds.

     This disciplined approach helps to reduce risk through diversification and enables the Fund to take advantage of a wide variety of market conditions.

Performance

Total return at net asset value for the 12 months ended 8/31/96 was 11.87% for Class A shares, 11.01% for Class B shares and 11.05% for Class C shares.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 8/31/96 and since inception of the Class on 2/3/88 were 5.44%, 21.77% and 19.95%, respectively. For Class B shares, average annual total returns for the 1-year period and since inception of the Class on 10/1/94 were 6.01% and 14.03%. For Class C shares, average annual total returns for the 1-year period and since inception of the Class on 12/1/93 were 10.05% and 12.50%.(2)

Outlook

"We are very optimistic. Although we are cautious with regard to the market over the short term, we believe we are invested in the kinds of small- and large-cap companies that offer excellent long-term opportunities."

                                                 Bob Milnamow, Portfolio Manager
                                                                 August 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 8/31/95, 8/31/91 and 2/3/88 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Class B returns show results of hypothetical investments on 8/31/95 and 10/1/94 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns show results of hypothetical investments on 8/31/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A shares, 7.53%, 22.27% and 20.41% for the 1- and 5-year periods and since inception; for Class B shares, 8.25% and 16.23% for the 1-year period and since inception; and for Class C shares, 12.27% and 13.99% for the 1-year period and since inception. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 8/31/96. The Lipper total return average for the 5-year period was for 210 growth and income funds. The average is shown for comparative purposes only. Oppenheimer Main Street Income & Growth Fund is characterized by Lipper as a growth and income fund. Lipper performance does not take sales charges into consideration.

4. Source: Morningstar Mutual Funds, 8/31/96. Morningstar rankings are based on risk-adjusted investment returns, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" (next 22.5%) and 1 star is the "lowest" (bottom 10%). The 4-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were 3 and 5 stars, weighted 40% and 60%, respectively. There were 1,650 and 1,016 funds ranked in those respective periods. The 1-year ranking is 3 stars, but is not included in the overall ranking calculations. There were 2,953 funds ranked for the 1-year period. Rankings are subject to change. The Fund's Class A, B and C shares have the same portfolio but different expenses.

2 Oppenheimer Main Street Income & Growth Fund

[PHOTO-JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer
Main Street Income
& Growth Fund

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Main Street Income
& Growth Fund

Dear Shareholder,

Over the past few months, the stock market has shown investors just how unpredictable it can be. During this time, the market has experienced some remarkable shifts, both up and down. Despite the recent volatility, we remain optimistic and see this activity as "normal" movement in a bull market rather than the onset of a bear market. Here's why.

     We entered this period agreeing with many experts that the stock market was probably due for some kind of a downturn. After all, we had not experienced any real market correction in six years, making this the longest bull market of the post-World War II era. Although the market did decline significantly in June and July, we believe that long-term it will remain strong for the following three reasons: strong corporate profits; low inflation; and stabilized interest rates.

     First, because corporate profits of U.S. companies had advanced at a double-digit rate between 1992 and 1995, investors had fully expected this year's profit tallies to be flat. But instead, corporate America continued to perform. Corporate profits were strong during the first part of the year due to the fact that many companies reduced their operating expenses and frequently applied their profits to their businesses.

      Second, it is our belief that in today's world, faster economic growth may not necessarily mean higher inflation. For example, despite reports of an increase in hourly wages, inflation has remained low. In fact, our outlook is that inflation will remain under control, primarily because of the Federal Reserve's conservative monetary policy over the last few years as well as the declining federal government deficit which should help the stock market to remain strong.

     Third, the strength of the stock market earlier this year is all the more noteworthy because it came during a time when interest rates moved up sharply--the yield on the benchmark 30-year U.S. Treasury bond rose from under 6% in January to about 7% today. Interest rates have been rising partly because investors are concerned about whether the economy is growing fast enough to generate higher inflation. And, while it's impossible to predict how interest rates will fluctuate, we believe they will stabilize over the next few months. Rest assured, however, that we will continue to monitor this situation very closely and would become very cautious in anticipating the stock market's performance if inflation were to flare up.

     Taking these factors into account this year, our managers have worked hard to strive to meet their Fund's objective--being careful not to abandon their investment styles in response to short-term changes in the market. Additionally, they understand that, historically, a diversified portfolio of stocks has provided superior growth over the long term. With that in mind, it is critical for investors to remain focused on long-term goals and put near-term fluctuations in their proper perspective.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ James C. Swain                                /s/ Bridget A. Macaskill

James C. Swain                                    Bridget A. Macaskill

September 20, 1996


The Board of Trustees recently decided to change the fiscal year end of this Fund from June 30 to August 31 in order to facilitate the auditing process. Due to this change, the next shareholder report you receive will cover the six-month period ended February 28, 1997.


3 Oppenheimer Main Street Income & Growth Fund

Q + A

An interview with your Fund's managers.

Q What
investments
benefited
performance?

How did the Fund perform over the period?

Through all the twists and turns the markets have taken this summer, the Fund has performed well. We've continued to use the fixed-income securities as our primary means of generating income, while we've positioned the growth portion of the Fund in five strategic areas--emerging or improving industries; large growth companies that define their industries; smaller companies with niche businesses; companies undergoing restructuring; and fundamentally strong companies selling at extremely low valuations.

What investments benefited performance?

An area that has been especially profitable for us is telecommunications. We've also been particularly happy with the stocks of companies that continue to increase their share in the long distance telephone market, as well as those that sell computer systems to facilitate the movement of data between long distance and local area networks. In our growing, global community, these companies should remain highly visible.

     Avoiding problem areas is also a great way to enhance performance which is what we did when we sold our electric utilities holdings several quarters ago and thus managed to escape the downturn that occurred in that sector.{1}

Did any investments not perform as expected?

Unfortunately, yes. Initially we thought the stocks of health management organizations (HMOs) would do much better than they actually did. Earlier this summer, we benefited as one of the HMOs we owned was acquired by a competitor as part of the continuing consolidation that took place within the industry. While

1. The Fund's portfolio is subject to change.

4 Oppenheimer Main Street Income & Growth Fund

Facing page
Top left: Robert Milnamow,
Portfolio Manager

Top right: Michael Levine, Member
of Equity Investments Team

Bottom: Robert Doll, Executive VP,
Director of Equity Investments

This page
Top:Robert Milnamow

Bottom: Diane Sobin and Bruce
Bartlett, Members of Equity
Investments Team


A  Tele-
communications
stocks have
been especially
profitable
for us.


some of these special situations were good buys, HMOs didn't perform as well as expected due to their surprisingly weak operating performance. In fact, many market participants felt that these firms would respond to their operating problems by putting additional cost pressures on medical providers--causing declines in this sector too. These two factors have hurt the performance of numerous health care stocks in the portfolio during the period.

Do you plan to make any changes to the Fund's asset mix?

Our asset mix has remained relatively constant over the year, with roughly 75% of the portfolio in stocks and the remainder in fixed-income securities and cash and cash equivalents. Since we are relatively cautious with regard to the overall stock market, we expect to maintain this 75% equity weighting. This mixture contrasts with most growth and income funds which tend to have a higher concentration in equities because of their strategy of attempting to generate income through their equity holdings. However, if the equity market were to continue to decline as it did in July, we would look to increase our equity allocation in companies we feel are now good buys.

What is your outlook for the Fund?

We are very optimistic. Our many years of financial experience have enabled us to structure the Fund to benefit from our five strategic equity areas, and to successfully make use of fixed-income securities. This structure offers an unusual combination of concentrations in both large and small growth companies, as well as enough flexibility to find the very best opportunities in the market. Although we are cautious with regard to the market over the short term, we believe we are invested in the kinds of small- and large-cap companies that offer excellent long-term opportunities. [ ]

5 Oppenheimer Main Street Income & Growth Fund


                    Statement of Investments   August 31, 1996

                                                                                                         Face         Market Value
                                                                                                         Amount       See Note 1
====================================================================================================================================
U.S. Government Obligations--1.7%
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 5%, 1/31/98                                                      $50,000,000    $ 49,203,094
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 5.50%, 11/15/98                                                   50,000,000      49,062,500
                                                                                                                        ------------
                    Total U.S. Government Obligations (Cost $100,435,512)                                                 98,265,594

====================================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.2%
------------------------------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                    Series B, 14.04%, 11/15/99(1)                                                         12,000,000       7,920,000
                    ----------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                    12.45%, 11/15/99(1)                                                                    3,000,000       1,980,000
                                                                                                                        ------------
                    Total Non-Convertible Corporate Bonds and Notes (Cost $9,815,861)                                      9,900,000

====================================================================================================================================
Convertible Corporate Bonds and Notes--2.1%
------------------------------------------------------------------------------------------------------------------------------------
                    ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                                 12,800,000      12,528,000
                    ----------------------------------------------------------------------------------------------------------------
                    Continental Airlines, Inc., 6.75% Cv. Sub. Nts., 4/15/06(2)                           15,000,000      14,362,500
                    ----------------------------------------------------------------------------------------------------------------
                    Corporate Express, Inc., 4.50% Cv. Nts., 7/1/00(2)                                    19,000,000      18,667,500
                    ----------------------------------------------------------------------------------------------------------------
                    Federated Department Stores, Inc., 5% Cv. Sub. Nts., 10/1/03                           5,000,000       5,743,750
                    ----------------------------------------------------------------------------------------------------------------
                    First Financial Management Corp., 5% Cv. Debs., 12/15/99                               5,000,000       9,150,000
                    ----------------------------------------------------------------------------------------------------------------
                    NovaCare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                                          5,500,000       4,867,500
                    ----------------------------------------------------------------------------------------------------------------
                    Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs., 8/15/00(3)(4)              1,000,000         100,000
                    ----------------------------------------------------------------------------------------------------------------
                    Roche Holdings, Inc., Zero Coupon Cv. Nts., 7%, 4/20/10(1)(2)                         48,000,000      21,060,000
                    ----------------------------------------------------------------------------------------------------------------
                    Sports & Recreation, Inc., 4.25% Cv. Sub. Nts., 11/1/00                                7,500,000       5,465,625
                    ----------------------------------------------------------------------------------------------------------------
                    Staples, Inc., 4.50% Cv. Nts., 10/1/00(2)                                              7,000,000       7,708,750
                    ----------------------------------------------------------------------------------------------------------------
                    Tele-Communications International, Inc., 4.50% Cv. Sub. Debs., 2/15/06                 5,400,000       4,549,500
                    ----------------------------------------------------------------------------------------------------------------
                    Theratx, Inc., 8% Cv. Sub. Debs., 2/1/02                                               6,000,000       5,745,000
                    ----------------------------------------------------------------------------------------------------------------
                    Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts., 5.08%, 6/22/13(1)                   20,000,000       8,350,000
                                                                                                                        ------------
                    Total Convertible Corporate Bonds and Notes (Cost $114,505,100)                                      118,298,125

                                                                                                         Shares
====================================================================================================================================
Common Stocks--70.5%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.0%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.5%     IMC Global, Inc.                                                                       1,676,400      72,085,200
                    ----------------------------------------------------------------------------------------------------------------
                    Monsanto Co.                                                                           4,004,000     128,628,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sigma-Aldrich Corp.                                                                       60,000       3,165,000
                                                                                                                        ------------
                                                                                                                         203,878,700

------------------------------------------------------------------------------------------------------------------------------------
Gold--0.5%          Newmont Mining Corp.                                                                     509,100      26,918,662
------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--15.4%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.2%
                    Oakwood Homes Corp.                                                                      545,200      12,812,200

                    6 Oppenheimer Main Street Income & Growth Fund


                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--7.5%
                    Atlantic Southeast Airlines, Inc.                                                        305,000     $ 7,015,000
                    ----------------------------------------------------------------------------------------------------------------
                    Disney (Walt) Co.                                                                      1,625,000      92,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    Eastman Kodak Co.                                                                        925,000      67,062,500
                    ----------------------------------------------------------------------------------------------------------------
                    Gaylord Entertainment Co., Cl. A                                                       1,603,035      39,274,357
                    ----------------------------------------------------------------------------------------------------------------
                    Harrah's Entertainment, Inc.(5)                                                        1,800,000      34,200,000
                    ----------------------------------------------------------------------------------------------------------------
                    ITT Corp. (New)(5)                                                                     1,220,000      64,965,000
                    ----------------------------------------------------------------------------------------------------------------
                    McDonald's Corp.                                                                       2,742,300     127,174,162
                    ----------------------------------------------------------------------------------------------------------------
                    Primadonna Resorts, Inc.(5)                                                               70,000       1,417,500
                                                                                                                        ------------
                                                                                                                         433,733,519

------------------------------------------------------------------------------------------------------------------------------------
Media--2.7%         Cox Communications, Inc., Cl. A(5)                                                       760,000      15,010,000
                    ----------------------------------------------------------------------------------------------------------------
                    Evergreen Media Corp., Cl. A(5)                                                          675,000      21,262,500
                    ----------------------------------------------------------------------------------------------------------------
                    Infinity Broadcasting Corp., Cl. A(5)                                                  1,150,000      31,481,250
                    ----------------------------------------------------------------------------------------------------------------
                    Omnicom Group, Inc.                                                                    1,227,900      55,715,962
                    ----------------------------------------------------------------------------------------------------------------
                    Viacom, Inc., Cl. B(5)                                                                 1,110,000      34,965,000
                                                                                                                        ------------
                                                                                                                         158,434,712

------------------------------------------------------------------------------------------------------------------------------------
Retail: General--2.4%
                    Dillard Department Stores, Inc., Cl. A                                                   700,000      23,800,000
                    ----------------------------------------------------------------------------------------------------------------
                    Eckerd Corp.(5)                                                                        1,175,000      28,787,500
                    ----------------------------------------------------------------------------------------------------------------
                    Kohl's Corp.(5)                                                                          463,000      17,594,000
                    ----------------------------------------------------------------------------------------------------------------
                    May Department Stores Co.                                                              1,029,400      46,837,700
                    ----------------------------------------------------------------------------------------------------------------
                    Nordstrom, Inc.                                                                          615,000      23,985,000
                                                                                                                        ------------
                                                                                                                         141,004,200

------------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--2.6%
                    Alco Standard Corp.                                                                      600,000      26,175,000
                    ----------------------------------------------------------------------------------------------------------------
                    Circuit City Stores, Inc.                                                              1,742,000      54,873,000
                    ----------------------------------------------------------------------------------------------------------------
                    Nine West Group, Inc.(5)                                                                 525,000      27,037,500
                    ----------------------------------------------------------------------------------------------------------------
                    Office Depot, Inc.(5)                                                                  1,300,000      20,637,500
                    ----------------------------------------------------------------------------------------------------------------
                    Talbots, Inc. (The)                                                                      702,200      24,050,350
                                                                                                                        ------------
                                                                                                                         152,773,350

------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--19.0%
------------------------------------------------------------------------------------------------------------------------------------
Beverages--0.5%     Anheuser-Busch Cos., Inc.                                                                112,500       8,521,875
                    ----------------------------------------------------------------------------------------------------------------
                    PepsiCo, Inc.                                                                            600,000      17,250,000
                                                                                                                        ------------
                                                                                                                          25,771,875

------------------------------------------------------------------------------------------------------------------------------------
Food--4.7%          Campbell Soup Co.                                                                        780,000      50,797,500
                    ----------------------------------------------------------------------------------------------------------------
                    CPC International, Inc.                                                                  427,100      29,416,512
                    ----------------------------------------------------------------------------------------------------------------
                    General Mills, Inc.                                                                      728,300      40,056,500
                    ----------------------------------------------------------------------------------------------------------------
                    H.J. Heinz Co.                                                                         1,155,000      36,382,500
                    ----------------------------------------------------------------------------------------------------------------
                    Kellog Co.                                                                               580,000      39,150,000
                    ----------------------------------------------------------------------------------------------------------------
                    Quaker Oats Co.                                                                          759,300      24,961,988
                    ----------------------------------------------------------------------------------------------------------------
                    Ralston-Ralston Purina Group                                                             500,200      31,262,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sysco Corp.                                                                              600,000      19,275,000
                                                                                                                        ------------
                                                                                                                         271,302,500

                    7 Oppenheimer Main Street Income & Growth Fund


                    Statement of Investments   (Continued)

                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--6.4%
                    American Home Products Corp.                                                           1,100,000     $65,175,000
                    ----------------------------------------------------------------------------------------------------------------
                    Amgen, Inc.(5)                                                                           900,000      52,425,000
                    ----------------------------------------------------------------------------------------------------------------
                    Astra AB Free, Series A                                                                  500,000      21,119,324
                    ----------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                        400,000      19,700,000
                    ----------------------------------------------------------------------------------------------------------------
                    Merck & Co., Inc.                                                                      1,450,000      95,156,250
                    ----------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                                  1,072,400      59,920,350
                    ----------------------------------------------------------------------------------------------------------------
                    Warner-Lambert Co.                                                                     1,000,000      59,500,000
                                                                                                                        ------------
                                                                                                                         372,995,924

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--4.1%
                    Baxter International, Inc.                                                             1,426,000      63,635,250
                    ----------------------------------------------------------------------------------------------------------------
                    Becton, Dickinson & Co.                                                                  519,200      21,222,300
                    ----------------------------------------------------------------------------------------------------------------
                    Boston Scientific Corp.(5)                                                             1,230,050      56,428,544
                    ----------------------------------------------------------------------------------------------------------------
                    Guidant Corp.                                                                            500,000      25,375,000
                    ----------------------------------------------------------------------------------------------------------------
                    Health Management Association, Inc., Cl. A(5)                                            258,800       5,887,700
                    ----------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp.(5)                                                                   1,050,000      33,993,750
                    ----------------------------------------------------------------------------------------------------------------
                    St. Jude Medical, Inc.(5)                                                                600,000      21,525,000
                    ----------------------------------------------------------------------------------------------------------------
                    Tenet Healthcare Corp.(5)                                                                450,000       9,450,000
                                                                                                                        ------------
                                                                                                                         237,517,544

------------------------------------------------------------------------------------------------------------------------------------
Household Goods--2.0%
                    Avon Products, Inc.                                                                      253,400      12,131,525
                    ----------------------------------------------------------------------------------------------------------------
                    Colgate-Palmolive Co.                                                                    431,900      35,091,875
                    ----------------------------------------------------------------------------------------------------------------
                    International Flavors & Fragrances, Inc.                                                 547,000      23,521,000
                    ----------------------------------------------------------------------------------------------------------------
                    Kao Corp.                                                                              1,225,000      14,551,096
                    ----------------------------------------------------------------------------------------------------------------
                    Procter & Gamble Co.                                                                     350,000      31,106,250
                                                                                                                        ------------
                                                                                                                         116,401,746

------------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.3%       Philip Morris Cos., Inc.                                                                 825,000      74,043,750
------------------------------------------------------------------------------------------------------------------------------------
Energy--4.5%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--1.3%
                    Apache Corp.                                                                             750,000      22,031,250
                    ----------------------------------------------------------------------------------------------------------------
                    BJ Services Co.(5)                                                                       550,000      20,693,750
                    ----------------------------------------------------------------------------------------------------------------
                    Schlumberger Ltd.                                                                        260,000      21,937,500
                    ----------------------------------------------------------------------------------------------------------------
                    Weatherford Enterra, Inc.(5)                                                             325,000       9,343,750
                                                                                                                        ------------
                                                                                                                          74,006,250

------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--3.2%
                    Ashland, Inc.                                                                            475,000      17,634,375
                    ----------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co.                                                                   325,000      37,943,750
                    ----------------------------------------------------------------------------------------------------------------
                    Chevron Corp.                                                                            220,000      12,952,500
                    ----------------------------------------------------------------------------------------------------------------
                    Mobil Corp.                                                                              220,000      24,805,000
                    ----------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                                185,000      27,634,375
                    ----------------------------------------------------------------------------------------------------------------
                    Texaco, Inc.                                                                             375,000      33,281,250
                    ----------------------------------------------------------------------------------------------------------------
                    Unocal Corp.                                                                             825,000      28,256,250
                                                                                                                        ------------
                                                                                                                         182,507,500


                    8 Oppenheimer Main Street Income & Growth Fund


                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Financial--9.4%
------------------------------------------------------------------------------------------------------------------------------------
Banks--3.0%         BankAmerica Corp.                                                                        500,000    $ 38,750,000
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Federal Corp.                                                                 375,000      14,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    First Bank System, Inc.                                                                  780,700      50,159,975
                    ----------------------------------------------------------------------------------------------------------------
                    Summit Bancorp                                                                           645,000      24,993,750
                    ----------------------------------------------------------------------------------------------------------------
                    Wells Fargo & Co.                                                                        183,333      45,604,084
                                                                                                                        ------------
                                                                                                                         174,132,809

------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--5.4%
                    American Express Co.                                                                   2,122,900      92,876,875
                    ----------------------------------------------------------------------------------------------------------------
                    Associates First Capital Corp., Cl. A                                                  1,027,200      40,574,400
                    ----------------------------------------------------------------------------------------------------------------
                    Dean Witter, Discover & Co.                                                              898,100      44,905,000
                    ----------------------------------------------------------------------------------------------------------------
                    Nomura Securities Co. Ltd.                                                             1,700,000      29,585,618
                    ----------------------------------------------------------------------------------------------------------------
                    PMI Group, Inc. (The)                                                                    175,000       8,553,125
                    ----------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                                  2,277,200      98,773,550
                                                                                                                        ------------
                                                                                                                         315,268,568

------------------------------------------------------------------------------------------------------------------------------------
Insurance--1.0%     Allstate Corp.                                                                           500,000      22,312,500
                    ----------------------------------------------------------------------------------------------------------------
                    Amerin Corp.(5)                                                                          385,000       8,758,750
                    ----------------------------------------------------------------------------------------------------------------
                    Everest Reinsurance Holdings, Inc.                                                     1,000,000      24,375,000
                                                                                                                        ------------
                                                                                                                          55,446,250

------------------------------------------------------------------------------------------------------------------------------------
Industrial--5.8%
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--3.0%
                    AMP, Inc.                                                                                600,000      22,950,000
                    ----------------------------------------------------------------------------------------------------------------
                    Emerson Electric Co.                                                                     200,000      16,750,000
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Co.                                                                     200,000      16,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    Honeywell, Inc.                                                                        1,400,000      81,375,000
                    ----------------------------------------------------------------------------------------------------------------
                    Raychem Corp.                                                                            550,000      37,743,750
                                                                                                                        ------------
                                                                                                                         175,443,750

------------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.5%
                    Avery-Dennison Corp.                                                                     614,500      31,416,313
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.7%
                    Interpublic Group of Companies, Inc.                                                     317,900      14,384,975
                    ----------------------------------------------------------------------------------------------------------------
                    Millipore Corp.                                                                          700,000      26,775,000
                                                                                                                        ------------
                                                                                                                          41,159,975

------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.8%
                    Mitsubishi Heavy Industries Ltd.                                                       4,200,000      33,220,975
                    ----------------------------------------------------------------------------------------------------------------
                    Olin Corp.                                                                               150,100      11,895,425
                                                                                                                        ------------
                                                                                                                          45,116,400

------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.8%
                    Conrail, Inc.                                                                            638,000      43,463,750
------------------------------------------------------------------------------------------------------------------------------------
Technology--11.7%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.3%
                    Boeing Co.                                                                               300,000      27,150,000
                    ----------------------------------------------------------------------------------------------------------------
                    Raytheon Co.                                                                             600,000      30,900,000
                    ----------------------------------------------------------------------------------------------------------------
                    Rockwell International Corp.                                                             300,000      15,600,000
                                                                                                                        ------------
                                                                                                                          73,650,000


                    9 Oppenheimer Main Street Income & Growth Fund


                    Statement of Investments   (Continued)

                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--1.4%
                    Adaptec, Inc.(5)                                                                         520,000  $   25,935,000
                    ----------------------------------------------------------------------------------------------------------------
                    QUALCOMM, Inc.                                                                           300,000      13,012,500
                    ----------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(5)                                                              862,300      41,390,400
                                                                                                                       -------------
                                                                                                                          80,337,900

------------------------------------------------------------------------------------------------------------------------------------
Computer Software--3.4%
                    BMC Software, Inc.(5)                                                                    325,000      24,212,500
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Data Systems Corp.                                                            800,000      43,600,000
                    ----------------------------------------------------------------------------------------------------------------
                    First Data Corp.                                                                         776,800      60,590,400
                    ----------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(5)                                                                       315,000      38,587,500
                    ----------------------------------------------------------------------------------------------------------------
                    PLATINUM Technology, Inc.(5)                                                           1,000,000      10,750,000
                    ----------------------------------------------------------------------------------------------------------------
                    Sungard Data Systems, Inc.(5)                                                            434,000      18,553,500
                                                                                                                       -------------
                                                                                                                         196,293,900

------------------------------------------------------------------------------------------------------------------------------------
Electronics--2.3%   General Instrument Corp.(5)                                                              700,000      19,162,500
                    ----------------------------------------------------------------------------------------------------------------
                    General Motors Corp., Cl. H                                                              675,000      37,715,625
                    ----------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                              600,000      47,887,500
                    ----------------------------------------------------------------------------------------------------------------
                    Thermo Electron Corp.(5)                                                                 637,500      25,260,938
                    ----------------------------------------------------------------------------------------------------------------
                    VeriFone, Inc.(5)                                                                        113,900       5,438,725
                                                                                                                       -------------
                                                                                                                         135,465,288

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--3.3%
                    ADC Telecommunications, Inc.(5)                                                          425,000      24,118,750
                    ----------------------------------------------------------------------------------------------------------------
                    Cisco Systems, Inc.(5)                                                                   825,000      43,518,750
                    ----------------------------------------------------------------------------------------------------------------
                    LCI International, Inc.(5)                                                               623,500      22,056,313
                    ----------------------------------------------------------------------------------------------------------------
                    MFS Communications Co., Inc.(5)                                                           11,556         489,686
                    ----------------------------------------------------------------------------------------------------------------
                    Millicom, Inc.(5)                                                                         75,000            --
                    ----------------------------------------------------------------------------------------------------------------
                    Newbridge Networks Corp.(5)                                                              275,000      15,846,875
                    ----------------------------------------------------------------------------------------------------------------
                    Tellabs, Inc.(5)                                                                         290,000      18,378,750
                    ----------------------------------------------------------------------------------------------------------------
                    WorldCom, Inc.(5)                                                                      3,210,139      67,412,919
                                                                                                                       -------------
                                                                                                                         191,822,043

------------------------------------------------------------------------------------------------------------------------------------
Utilities--0.7%
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.7%
                    Sonat, Inc.                                                                              950,000      41,918,750
                                                                                                                       -------------
                    Total Common Stocks (Cost $3,714,040,654)                                                          4,085,038,128

====================================================================================================================================
Preferred Stocks--1.1%
------------------------------------------------------------------------------------------------------------------------------------
                    Cablevision Systems Corp., 8.50% Cum. Cv., Series I                                      439,000      10,920,125
                    ----------------------------------------------------------------------------------------------------------------
                    Freeport-McMoRan Copper & Gold, Inc.,
                    Depositary Shares each representing 0.05 Shares
                    of Step-Up Cv. Preferred Stock                                                           919,000      24,238,625
                    ----------------------------------------------------------------------------------------------------------------
                    LCI International, Inc., 5% Cum. Cv. Exchangeable Preferred Stock                        250,000      22,250,000
                    ----------------------------------------------------------------------------------------------------------------
                    SFX Broadcasting, Inc., 6.50% Cv. Preferred(2)(5)                                        105,000       5,801,250
                                                                                                                       -------------
                    Total Preferred Stocks (Cost $48,049,847)                                                             63,210,000


                    10 Oppenheimer Main Street Income & Growth Fund


                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
====================================================================================================================================
Other Securities--2.6%
------------------------------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co., 9% Exchangeable Nts. for
                    Common Stock of Lyondell Petrochemical Co., 9/15/97                                      425,000    $  9,721,875
                    ----------------------------------------------------------------------------------------------------------------
                    Compania de Inversiones en Telecomunicaciones SA, 7%
                    Provisionally Redeemable Income Debt Exchangeable for Stock, 3/3/98(2)                   225,000      10,912,500
                    ----------------------------------------------------------------------------------------------------------------
                    Continental Airlines Finance Trust, 8.50% Cv. Trust
                    Originated Preferred Securities(2)                                                       125,000       6,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    Cooper Industries, Inc., 6% Debt Exchangeable Nts. for Common Stock
                    of Wyman-Gordon Co., 1/1/99                                                              121,000       2,329,250
                    ----------------------------------------------------------------------------------------------------------------
                    James River Corp. of Virginia, Depositary Shares each
                    representing a one-hundredth interest in a share of Series P,
                    9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock                         500,000      12,437,500
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
                    Exchangeable for Common Stock of SunAmerica, Inc., 6/15/99                               321,000      19,219,875
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
                    Exchangeable for Common Stock of Cox Communications, Inc., 6/1/99                        235,000       4,905,625
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6.50% Cv. Structured Yield Product
                    Exchangeable for Common Stock of MGIC Investment Corp. , 8/15/98                         200,000      11,600,000
                    ----------------------------------------------------------------------------------------------------------------
                    MFS Communications Co., Inc., 8% Cv. Depositary Shares
                    representing one share of Dividend Enhanced Convertible Stock                            515,000      37,080,000
                    ----------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc., $3.10 Depositary Shares
                    each representing one-fiftieth of a share of Series E
                    Mandatory Conversion Premium Dividend Preferred Stock                                    199,500      16,458,750
                    ----------------------------------------------------------------------------------------------------------------
                    Westinghouse Electric Corp., Participating Equity
                    Preferred Stock, $1.30 Cv., Series C(2)                                                1,300,000      20,312,500
                                                                                                                       -------------
                    Total Other Securities (Cost $126,250,433)                                                           151,602,875

                                                                                                          Units
====================================================================================================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                    American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                                18,750              --

                                                                                                          Face
                                                                                                          Amount
====================================================================================================================================
Short-Term Notes--20.4%
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--3.4%
                    Goldman Sachs & Co., 5.28%, 9/13/96                                                  $50,000,000      49,912,000
                    ----------------------------------------------------------------------------------------------------------------
                    Goldman Sachs & Co., 5.30%, 9/6/96                                                    50,000,000      49,963,194
                    ----------------------------------------------------------------------------------------------------------------
                    Goldman Sachs & Co., 5.30%, 9/9/96                                                    50,000,000      49,941,111
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 5.28%, 9/19/96                                             50,000,000      49,868,000
                                                                                                                         -----------
                                                                                                                         199,684,305

------------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--4.2%
                    CIT Group Holdings, Inc., 5.28%, 9/27/96                                              50,000,000      49,809,333
                    ----------------------------------------------------------------------------------------------------------------
                    CIT Group Holdings, Inc., 5.29%, 10/3/96                                              50,000,000      49,764,889
                    ----------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.25%, 9/12/96                                                 50,000,000      49,919,792
                    ----------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.32%, 9/16/96                                                 50,000,000      49,889,167
                    ----------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.42%, 9/11/96                                                 45,000,000      44,934,125
                                                                                                                       -------------
                                                                                                                         244,317,306

------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.9%
                    American Express Credit Corp., 5.28%, 9/9/96                                          50,000,000      49,941,333


                    11  Oppenheimer Main Street Income & Growth Fund


                    Statement of Investments   (Continued)

                                                                                                          Face        Market Value
                                                                                                          Amount      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--6.9%
                    Associates Corp. of North America, 5.28%, 9/18/96                                    $50,000,000  $   49,875,333
                    ----------------------------------------------------------------------------------------------------------------
                    Ford Motor Credit Co., 5.44%, 10/4/96                                                 50,000,000      49,758,000
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Capital Corp., 5.27%, 9/17/96                                        50,000,000      49,882,889
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Capital Corp., 5.27%, 9/25/96                                        50,000,000      49,824,333
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Capital Corp., 5.28%, 9/11/96                                        50,000,000      49,926,667
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.29%, 10/1/96                                               50,000,000      49,779,583
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.29%, 10/2/96                                               50,000,000      49,772,236
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.30%, 9/20/96                                               50,000,000      49,860,139
                                                                                                                      --------------
                                                                                                                         398,679,180

------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.5%
                    PHH Corp., 5.28%, 9/10/96                                                             30,000,000      29,960,400
------------------------------------------------------------------------------------------------------------------------------------
Leasing & Factoring--0.9%
                    Hertz Corp. (The), 5.29%, 10/7/96                                                     50,000,000      49,735,500
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--3.6%
                    CIESCO L.P., 5.25%, 9/10/96                                                           50,000,000      49,934,375
                    ----------------------------------------------------------------------------------------------------------------
                    New Center Asset Trust, 5.27%, 9/24/96                                                50,000,000      49,831,653
                    ----------------------------------------------------------------------------------------------------------------
                    New Center Asset Trust, 5.28%, 9/23/96                                                50,000,000      49,838,667
                    ----------------------------------------------------------------------------------------------------------------
                    Sheffield Receivables Corp., 5.30%, 9/26/96                                           20,750,000      20,673,629
                    ----------------------------------------------------------------------------------------------------------------
                    Sheffield Receivables Corp., 5.32%, 10/1/96                                           41,470,000      41,286,150
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                         211,564,474
                                                                                                                      --------------
                    Total Short-Term Notes (Cost $1,183,882,498)                                                       1,183,882,498

====================================================================================================================================
Repurchase Agreement--1.2%
------------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with Zion First National Bank, 5.25%, dated
                    8/30/96, to be repurchased at $70,941,358 on 9/3/96, collateralized by
                    U.S. Treasury Nts., 5.625%--7.375%, 8/31/97--8/15/03, with a value of
                    $72,367,620 (Cost $70,900,000)                                                        70,900,000      70,900,000

------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $5,367,879,904)                                                               99.8%  5,781,097,220
Other Assets Net of Liabilities                                                                                  0.2      14,271,252
                                                                                                               -----  --------------
Net Assets                                                                                                     100.0% $5,795,368,472
                                                                                                               =====  ==============


                    1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $105,450,000 or 1.82% of the Fund's net assets, at August 31, 1996.

                    3. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

                    4. Non-income producing--issuer is in default of interest payment.

                    5. Non-income producing security.

                    See accompanying Notes to Financial Statements.


                    12 Oppenheimer Main Street Income & Growth Fund


                    Statement of Assets and Liabilities   August 31, 1996

====================================================================================================================================
Assets              Investments, at value (cost $5,367,879,904)--see accompanying statement                         $5,781,097,220
                    ----------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                   432,123
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of capital stock sold                                                                        27,769,617
                    Investments sold                                                                                    13,015,784
                    Interest and dividends                                                                              10,520,370
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   43,163
                                                                                                                    --------------
                    Total assets                                                                                     5,832,878,277

====================================================================================================================================
Liabilities         Unrealized depreciation on forward foreign currency exchange contracts--Note 5                           1,562
                    ----------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Investments purchased                                                                               24,118,260
                    Shares of capital stock redeemed                                                                     9,079,720
                    Distribution and service plan fees                                                                   2,356,260
                    Daily variation on futures contracts--Note 6                                                           762,500
                    Shareholder reports                                                                                    517,774
                    Transfer and shareholder servicing agent fees                                                          187,783
                    Dividends                                                                                               21,458
                    Directors' fees                                                                                          1,908
                    Other                                                                                                  462,580
                                                                                                                    --------------
                    Total liabilities                                                                                   37,509,805

====================================================================================================================================
Net Assets                                                                                                          $5,795,368,472
                                                                                                                    ==============

====================================================================================================================================
Composition of      Par value of shares of capital stock                                                            $    2,078,980
Net Assets          ----------------------------------------------------------------------------------------------------------------
                    Additional paid-in capital                                                                       4,964,478,272
                    ----------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                                 17,097,695
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investments and foreign currency transactions                     399,260,271
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of assets and
                    liabilities denominated in foreign currencies                                                      412,453,254

                                                                                                                    --------------
                    Net assets                                                                                      $5,795,368,472
                                                                                                                    ==============

====================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets
                    of $3,142,824,663 and 112,443,525 shares of capital stock outstanding)                                  $27.95
                    Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)         $29.66

                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on
                    net assets of $1,908,541,588 and 68,668,350 shares of capital stock outstanding)                        $27.79

                    ----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on
                    net assets of $744,002,221 and 26,786,091 shares of capital stock outstanding)                          $27.78

                    See accompanying Notes to Financial Statements


                    13 Oppenheimer Main Street Income & Growth Fund


                    Statements of Operations                                                         Two Months
                                                                                                     Ended Aug. 31,    Year Ended
                                                                                                     1996(1)           June 30, 1996
====================================================================================================================================
Investment Income   Dividends                                                                        $  11,201,004     $ 57,829,926
                    Foreign withholding taxes                                                             (144,262)        (547,215)
                    ----------------------------------------------------------------------------------------------------------------
                    Interest                                                                            13,334,612       50,532,908
                                                                                                     -------------     ------------
                    Total income                                                                        24,391,354      107,815,619

====================================================================================================================================
Expenses            Distribution and service plan fees--Note 4:
                    Class A                                                                              1,271,041        6,090,603
                    Class B                                                                              3,086,859       11,543,736
                    Class C                                                                              1,234,633        5,863,969
                    ----------------------------------------------------------------------------------------------------------------
                    Management fees--Note 4                                                              4,428,137       19,932,096
                    ----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                1,782,654        8,422,999
                    ----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                    422,226        1,640,660
                    ----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                142,574          616,042
                    Class B                                                                                 97,734          374,111
                    Class C                                                                                 24,404           89,426
                    ----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                             50,600          152,300
                    ----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                 14,446           78,251
                    ----------------------------------------------------------------------------------------------------------------
                    Directors' fees and expenses                                                            10,474           57,304
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                       8,108           48,598
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                   80,218          578,835
                                                                                                     -------------     ------------
                    Total expenses                                                                      12,654,108       55,488,930

====================================================================================================================================
Net Investment Income                                                                                   11,737,246       52,326,689

====================================================================================================================================
Realized and        Net realized gain (loss) on investments:
Unrealized          Unaffiliated companies (including premiums on options exercised)                    41,797,367      383,597,624
Gain (Loss)         Affiliated companies                                                                        --       (2,265,938)
                    Foreign currency transactions                                                       (3,159,491)       2,544,567
                    Closing and expiration of options written                                                   --          356,939
                                                                                                     -------------     ------------
                    Net realized gain                                                                   38,637,876      384,233,192
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                       (245,784,461)     365,193,559
                    Translation of assets and liabilities denominated in foreign currencies              5,501,162      (12,824,005)
                                                                                                     -------------     ------------
                    Net change                                                                        (240,283,299)     352,369,554
                                                                                                     -------------     ------------
                    Net realized and unrealized gain (loss)                                           (201,645,423)     736,602,746

====================================================================================================================================
Net Increase (Decrease) in Net Assets Resulting From Operations                                      $(189,908,177)    $788,929,435
                                                                                                     =============     ============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.

                    14 Oppenheimer Main Street Income & Growth Fund


                    Statements of Changes in Net Assets
                                                                                   Two Months
                                                                                   Ended
                                                                                   Aug. 31,         Year Ended June 30,
                                                                                   1996(1)          1996             1995
====================================================================================================================================
Operations          Net investment income                                          $   11,737,246   $   52,326,689   $   37,933,945
                    ----------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                  38,637,876      384,233,192       13,180,181
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation            (240,283,299)     352,369,554      329,165,454
                                                                                   --------------   --------------   --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                  (189,908,177)     788,929,435      380,279,580

====================================================================================================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                                    --      (40,531,298)     (29,280,412)
Shareholders        Class B                                                                    --      (11,334,670)      (3,312,668)
                    Class C                                                                    --       (5,305,754)      (4,868,193)
                    ----------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                    --       (7,115,385)        (140,642)
                    Class B                                                                    --       (3,165,821)         (10,803)
                    Class C                                                                    --       (1,650,409)         (35,755)

====================================================================================================================================
Capital Stock       Net increase in net assets resulting from capital stock
Transactions        transactions--Note 2:
                    Class A                                                            98,647,005      790,272,185      947,214,116
                    Class B                                                           169,401,905      986,624,829      580,665,761
                    Class C                                                            27,973,044      178,504,196      233,648,051

====================================================================================================================================
Net Assets          Total increase                                                    106,113,777    2,675,227,308    2,104,159,035
                    ----------------------------------------------------------------------------------------------------------------
                    Beginning of period                                             5,689,254,695    3,014,027,387      909,868,352
                                                                                   --------------   --------------   --------------
                    End of period (including undistributed net investment
                    income of $17,097,695, $1,372,571 and $1,145,174,
                    respectively)                                                  $5,795,368,472   $5,689,254,695   $3,014,027,387
                                                                                   ==============   ==============   ==============



                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


                    15 Oppenheimer Main Street Income & Growth Fund


                    Financial Highlights

                                               Class A
                                               ------------------------------------------------------------------------------------
                                               Two Months
                                               Ended
                                               August 31,     Year Ended June 30,
                                               1996(2)        1996           1995           1994           1993            1992
====================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $28.89         $24.07         $20.40         $19.88         $15.46          $13.22
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .07            .40            .47            .37            .16             .25
Net realized and unrealized gain (loss)         (1.01)          4.93           3.66           2.50           6.65            4.72
                                               ------         ------         ------         ------         ------          ------
Total income (loss) from investment operations   (.94)          5.33           4.13           2.87           6.81            4.97
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             --             (.43)          (.46)          (.36)          (.19)           (.22)
Distributions from net realized gain             --             (.08)          --             --            (2.20)          (2.51)
Distributions in excess of gains                 --             --             --            (1.99)          --              --
                                               ------         ------         ------         ------         ------          ------
Total dividends and distributions to
shareholders                                     --             (.51)          (.46)         (2.35)         (2.39)          (2.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $27.95         $28.89         $24.07         $20.40         $19.88          $15.46
                                               ======         ======         ======         ======         ======          ======

====================================================================================================================================
Total Return, at Net Asset Value(4)             (3.25)%        22.26%         20.52%         14.34%         46.38%          39.48%

====================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)        $3,143         $3,147         $1,924         $  740         $   58          $   27
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $3,090         $2,516         $1,319         $  270         $   39          $   23
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            1.57%(5)       1.55%          2.31%          2.46%          1.02%           1.63%
Expenses                                         0.98%(5)       0.99%          1.07%          1.28%          1.46%           1.66%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       17.5%          92.6%         101.3%         199.4%         283.0%          290.1%
Average brokerage commission rate(7)          $0.0590        $0.0571            --             --             --              --



                                               Class B                                   Class C
                                               ------------------------------------      --------------------------------------
                                               Two Months                                Two Months
                                               Ended                                     Ended
                                               August 31,     Year Ended June 30,        August 31,  Year Ended June 30,
                                               1996(2)        1996           1995(3)     1996(2)     1996       1995     1994(1)
===============================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $28.77         $24.00         $21.49      $28.75      $23.97     $20.33   $20.76
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .04            .23            .25         .04         .21        .33      .13
Net realized and unrealized gain (loss)         (1.02)          4.87           2.54       (1.01)       4.88       3.62     (.42)
                                               ------         ------         ------      ------      ------     ------   ------
Total income (loss) from investment operations   (.98)          5.10           2.79        (.97)       5.09       3.95     (.29)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             --             (.25)          (.28)       --          (.23)      (.31)    (.14)
Distributions from net realized gain             --             (.08)          --          --          (.08)      --       --
Distributions in excess of gains                 --             --             --          --          --         --       --
                                               ------         ------         ------      ------      ------     ------   ------
Total dividends and distributions to
shareholders                                     --             (.33)          (.28)       --          (.31)      (.31)    (.14)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $27.79         $28.77         $24.00      $27.78      $28.75     $23.97   $20.33
                                               ======         ======         ======      ======      ======     ======   ======

===============================================================================================================================
Total Return, at Net Asset Value(4)             (3.41)%        21.34%         13.15%      (3.37)%     21.35%     19.63%   (0.97)%

===============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)        $1,909         $1,800         $  628      $  744      $  741     $  462   $  170
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,818         $1,155         $  249      $  730      $  588     $  325   $   72
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            0.82%(5)       0.74%          1.25%(5)    0.82%(5)    0.80%      1.57%    1.86%(5)
Expenses                                         1.74%(5)       1.76%          1.89%(5)    1.73%(5)    1.74%      1.82%    2.11%(5)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       17.5%          92.6%         101.3%       17.5%       92.6%     101.3%   199.4%
Average brokerage commission rate(7)          $0.0590        $0.0571            --      $0.0590     $0.0571        --       --



1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $815,164,979 and $1,001,434,430, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

16 & 17 Oppenheimer Main Street Income & Growth Fund

Notes to Financial Statements
================================================================================
1. Significant         Oppenheimer Main Street Income & Growth Fund (the Fund)
   Accounting          is a separate series of Oppenheimer Main Street Funds,
   Policies            Inc., an open-end management investment company
                       registered under the Investment Company Act of 1940, as amended. On August 27, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The
                       Fund's investment adviser is Oppen heimerFunds, Inc. (the
                       Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.
                       Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                       ---------------------------------------------------------
                       Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid price is used.

                       ---------------------------------------------------------
                       Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
                          The effect of changes in foreign currency exchange
                       rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

18  Oppenheimer Main Street Income & Growth Fund

================================================================================
1. Significant         Repurchase Agreements. The Fund requires the custodian
   Accounting          to take possession, to have legally segregated in the
   Policies            Federal Reserve Book Entry System or to have segregated
  (continued)          within the custodian's vault, all securities held as
                       collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                       ---------------------------------------------------------
                       Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                       ---------------------------------------------------------
                       Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                       ---------------------------------------------------------
                       Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                       ---------------------------------------------------------
                       Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
                       (loss) was recorded by the Fund. In addition, to properly reflect foreign currency gain in the components of capital, $3,987,878 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to undistributed net investment income.

                       ---------------------------------------------------------
                       Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
                          The preparation of financial statements in conformity
                       with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


19  Oppenheimer Main Street Income & Growth Fund

================================================================================
2. Capital Stock       The Fund has authorized 350 million shares of $.01 par
                       value capital stock (200 million for Class A, 100 million for Class B, and 50 million for Class C). Transactions in shares of capital stock were as follows:


                                           Two Months Ended Aug. 31, 1996(2) Year Ended June 30, 1996  Year Ended June 30, 1995(1)
                                           --------------------------------  ------------------------  ---------------------------
                                             Shares         Amount           Shares    Amount          Shares         Amount
                                           -----------------------------------------------------------------------------------------
Class A:
Sold                                           7,371,957 $ 205,620,158     45,286,889 $1,228,619,819    55,373,867   $1,208,049,807
Dividends and distributions reinvested              --            --        1,659,231     45,287,552     1,265,292       27,814,867
Redeemed                                      (3,858,492) (106,973,153)   (17,949,894)  (483,635,186)  (12,955,862)    (288,650,558)
                                           ------------- -------------  -------------  -------------  -------------    -------------
Net increase                                   3,513,465 $  98,647,005     28,996,226 $  790,272,185    43,683,297    $ 947,214,116
                                           =============  ============  =============   ============  =============    ============
------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                           7,450,147 $ 206,982,201     40,869,800 $1,108,078,820    27,077,516   $ 600,973,013
Dividends and distributions reinvested              --            --          503,255     13,692,209       136,393       3,097,456
Redeemed                                      (1,363,728)  (37,580,296)    (4,980,225)  (135,146,200)   (1,024,808)    (23,404,708)
                                           ------------- -------------  ------------- -------------  -------------   -------------
Net increase                                   6,086,419 $ 169,401,905     36,392,830 $  986,624,829    26,189,101   $ 580,665,761
                                           =============  ============  =============  ============  =============    ============
------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                           1,781,668 $  49,599,528     10,384,545 $  281,240,862    13,345,163   $ 288,841,445
Dividends and distributions reinvested              --            --          238,379      6,449,836       208,621       4,536,885
Redeemed                                        (783,587)  (21,626,484)    (4,094,549)  (109,186,502)   (2,671,307)    (59,730,279)
                                           ------------- -------------  ------------- -------------  -------------   -------------
Net increase                                     998,081 $  27,973,044      6,528,375 $  178,504,196    10,882,477   $ 233,648,051
                                           =============  ============  =============  ============  =============    ============



                        1. For the year ended June 30, 1995 for Class A and Class C shares and for the period from October 1, 1994 (inception of offering) to June 30, 1995 for Class B shares.

                        2. The Fund changed its fiscal year end from June 30 to August 31.
                        ========================================================

3. Unrealized Gains     At August 31, 1996, net unrealized appreciation on
and Losses              investments and options written of $412,454,816 was
on Investments          composed of gross appreciation of $524,281,123, and
                        gross depreciation of $111,826,307.

================================================================================
4. Management Fees      Management fees paid to the Manager were in accordance
And Other Transactions  with the investment advisory agreement with the Fund
With Affiliates         which provides for a fee of 0.65% of the first $200
                        million of net assets of the Fund, 0.60% of the next
                        $150 million, 0.55% of the next $150 million and 0.45% of net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.
                           For the period ended August 31, 1996, commissions
                        (sales charges paid by investors) on sales of Class A shares totaled $5,372,166, of which $1,443,507 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $7,698,420 and $468,253, respectively, of which $226,169 and $11,023 was paid to an affiliated broker/dealer.
                        During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $594,878 and $39,798 upon redemption of Class B and Class C shares.
                           OppenheimerFunds Services (OFS), a division of the
                        Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                        20  Oppenheimer Main Street Income & Growth Fund

================================================================================

4. Management Fees      The Fund has adopted a Service Plan for Class A shares
    And Other           to reimburse OFDI for a portion of its costs incurred
    Transactions With   in connection with the personal service and
    Affiliates          maintenance of accounts that hold Class A shares.
    (continued)         Reimbursement is made quarterly at an annual rate that
                        may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the two months ended August 31, 1996, OFDI paid $52,056 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
                           The Fund has adopted reimbursement type Distribution
                        and Service Plans for Class B and Class C shares to reimburse OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as reimbursement for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as reimbursement for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the two months ended
                        August 31, 1996, OFDI paid $4,866 and $17,862,
                        respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $2,701,596 and $457,848, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. At August 31, 1996, OFDI had incurred unreimbursed expenses of $76,673,677 for Class B and $7,711,148 for Class C.

================================================================================
5. Forward Contracts    A forward foreign currency exchange contract (forward
                        contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
                           The Fund uses forward contracts to seek to manage
                        foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
                           Forward contracts are valued based on the closing
                        prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
                           Securities held in segregated accounts to cover net
                        exposure on outstanding forward contracts are noted in the Statement of Investments where applicable.
                        Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
                           Risks include the potential inability of the
                        counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                        At August 31, 1996, the Fund had outstanding forward contracts to sell foreign currencies as follows:

                                                           Contract        Valuation as of     Unrealized
                        Contracts to Sell   Exchange Date  Amount (000s)   August 31, 1996    Depreciation
                        ----------------------------------------------------------------------------------
                        Swedish Krona (SEK) 9/2/96         4,673 SEK          $705,529          $1,562

21  Oppenheimer Main Street Income & Growth Fund

================================================================================
6. Futures              The Fund may buy and sell interest rate futures
   Contracts            contracts in order to gain exposure to or protect
                        against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
                           The Fund generally sells futures contracts to hedge
                        against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
                           Upon entering into a futures contract, the Fund is
                        required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
                           Securities held in collateralized accounts to cover
                        initial margin requirements on open futures contracts are noted in the Statement of Investments. The
                        Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
                           Risks of entering into futures contracts (and
                        related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                        At August 31, 1996, the Fund had outstanding futures contracts as follows:

                                               Expiration  Number of     Valuation as of     Unrealized
                        Contracts to Buy       Date        Contracts     August 31, 1996    Depreciation
                        --------------------------------------------------------------------------------
                        Standard & Poor's 500   9/20/96      305           $99,330,875        $762,500

================================================================================
7. Illiquid and         At August 31, 1996, investments in securities
   Restricted           included issues that are illiquid or restricted. The
   Securities           securities are often purchased in private placement
                        transactions, are not registered under the Securities
                        Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at August 31, 1996 was $100,000, which represents less than 0.01% of the Fund's net assets. Information concerning these securities is as follows:


                                                                                                         Valuation Per Unit
                        Security                                 Acquisition Date        Cost Per Unit   As of August 31, 1996
                        ------------------------------------------------------------------------------------------------------
                        Physicians Clinical Laboratory, Inc.,    1/12/94-10/25/95        $1.06               $0.10
                        7.50% Cv. Sub. Debs., 8/15/00

                        22  Oppenheimer Main Street Income & Growth Fund

                        Independent Auditors' Report

================================================================================

                        The Board of Directors and Shareholders of
                        Oppenheimer Main Street Income & Growth Fund:

                        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income &
                        Growth Fund as of August 31, 1996, the related statements of operations for the two months then ended and the year ended June 30, 1996, the statements of changes in net assets for the two months ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                           We conducted our audits in accordance with generally
                        accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                           In our opinion, such financial statements and
                        financial highlights present fairly, in all material
                        respects, the financial position of Oppenheimer Main Street Income & Growth Fund at August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                        DELOITTE & TOUCHE LLP

                        Denver, Colorado
                        September 23, 1996

                        23  Oppenheimer Main Street Income & Growth Fund

                        Federal Income Tax Information   (Unaudited)
================================================================================
                        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
                           Dividends paid by the Fund during the period ended
                        August 31, 1996 which are not designated as capital gain distributions should be multiplied by 27.15% to arrive at the net amount eligible for the corporate dividend-received deduction.
                           The foregoing information is presented to assist
                        shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                        24  Oppenheimer Main Street Income & Growth Fund

                        Oppenheimer Main Street Income & Growth Fund
                        A Series of Oppenheimer Main Street Funds, Inc.

================================================================================
Officers and Directors  James C. Swain, Chairman and Chief Executive Officer
                        Bridget A. Macaskill, Director and President
                        Robert G. Avis, Director
                        William A. Baker, Director
                        Charles Conrad, Jr., Director
                        Jon S. Fossel, Director
                        Sam Freedman, Director
                        Raymond J. Kalinowski, Director
                        C. Howard Kast, Director
                        Robert M. Kirchner, Director
                        Ned M. Steel, Director
                        George C. Bowen, Vice President, Treasurer
                         and Assistant Secretary
                        Andrew J. Donohue, Vice President and Secretary
                        Robert Doll, Vice President
                        Robert J. Milnamow, Vice President
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser      OppenheimerFunds, Inc.

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder
Servicing Agent         OppenheimerFunds Services

================================================================================
Custodian of
Portfolio Securities    The Bank of New York

================================================================================
Independent Auditors    Deloitte & Touche LLP

================================================================================
Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.

                        This is a copy of a report to shareholders of Oppenheimer Main Street Income & Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Income & Growth Fund. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                        25 Oppenheimer Main Street Income & Growth Fund

                        OppenheimerFunds Family

==============================================================================================================
                        OppenheimerFunds offers over 50 funds designed to
                        fit virtually every investment goal. Whether you're
                        investing for retirement, your children's education or
                        tax-free income, we have the funds to help you seek
                        your objective.
                           When you invest with OppenheimerFunds, you can feel
                        comfortable knowing that you are investing with a
                        respected financial institution with over 35 years of
                        experience in helping people just like you reach their
                        financial goals. And you're investing with a leader in
                        global, growth stock and flexible fixed-income
                        investments--with over 3 million shareholder accounts
                        and more than $50 billion under OppenheimerFunds'
                        management and that of our affiliates.
                           At OppenheimerFunds we don't charge a fee to
                        exchange shares. And you can exchange shares easily by
                        mail or by telephone.1 For more information on
                        Oppenheimer funds, please contact your financial
                        adviser or call us at 1-800-525-7048 for a prospectus.
                        You may also write us at the address shown on the back
                        cover. As always, please read the prospectus carefully
                        before you invest.
==============================================================================================================
Stock Funds             Global Emerging Growth Fund               Growth Fund
                        Enterprise Fund(2)                        Global Fund
                        International Growth Fund                 Quest Global Value Fund
                        Discovery Fund Disciplined Value Fund     Quest Small Cap Value Fund Oppenheimer Fund
                        Gold & Special Minerals Fund              Value Stock Fund
                        Target Fund                               Quest Value Fund

==============================================================================================================
Stock & Bond Funds      Main Street Income & Growth Fund        Equity Income Fund
                        Quest Opportunity Value Fund            Disciplined Allocation Fund
                        Total Return Fund                       Asset Allocation Fund
                        Quest Growth & Income Value Fund        Strategic Income & Growth Fund
                        Global Growth & Income Fund             Bond Fund for Growth

==============================================================================================================
Bond Funds              International Bond Fund                 Bond Fund
                        High Yield Fund                         U.S. Government Trust
                        Champion Income Fund                    Limited-Term Government Fund
                        Strategic Income Fund

==============================================================================================================
Municipal Funds         California Municipal Fund(3)            Insured Municipal Fund
                        Florida Municipal Fund(3)               Intermediate Municipal Fund
                        New Jersey Municipal Fund(3)
                        New York Municipal Fund3                Rochester Division
                        Pennsylvania Municipal Fund(3)          Rochester Fund Municipals
                        Municipal Bond Fund                     Limited Term New York Municipal Fund

===============================================================================================================
Money Market Funds(4)   Money Market Fund                       Cash Reserves

===============================================================================================================
LifeSpan                Growth Fund                             Income Fund
                        Balanced Fund

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Effective 4/1/96, the Fund is closed to new investors.

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.


(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


26  Oppenheimer Main Street Income & Growth Fund

[BACK COVER]

Information

General Information
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Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

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RA0700.001.0896       October 31, 1996

[Picture of Man]
[Caption] Customer Service Representative
OppenheimerFunds Services

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make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.


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[LOGO] OppenheimerFunds(R)

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270




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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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